GraniteShares ETF Trust

Notes to Quarterly Schedules of Investments

September 30, 2023 (Unaudited)

1. FAIR VALUE MEASUREMENT

The Financial Accounting Standards Board (FASB) established a framework for measuring fair value in accordance with U.S. GAAP. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the exchange traded fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The hierarchy classification of inputs used to value each Fund’s investments is disclosed at the end of the Fund’s Schedule of Investments.

2. CONSOLIDATED SUBSIDIARY

The GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF invests in certain commodity-related investments through GraniteShares BCOM Cayman Limited, a wholly-owned subsidiary (the “Subsidiary”).

The following table reflects the net assets of the Subsidiary as a percentage of the GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF’s net assets at September 30, 2023:

Fund	Wholly Owned Subsidiary	Value	Percentage of Fund’s Net Assets
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	GraniteShares BCOM Cayman Limited	$19,480,151	17.7%

GraniteShares ETF Trust
Consolidated Schedule of Investments
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF
September 30, 2023 (Unaudited)

Investments	Principal Amount	Value
UNITED STATES TREASURY OBLIGATIONS - 72.32%(a)
United States Treasury Bill, 0.231% , 10/05/2023	$30,000,000	$29,986,847
United States Treasury Bill, 1.073% , 10/19/2023 (b)	30,000,000	29,925,271
United States Treasury Bill, 2.694% , 11/16/2023	20,000,000	19,867,754

TOTAL UNITED STATES TREASURY OBLIGATIONS
(Cost $79,769,389)		79,779,872

TOTAL INVESTMENTS - 72.32%
(Cost $79,769,389)		$79,779,872

Other Assets In Excess Of Liabilities - 27.68%		30,541,847	(c)

NET ASSETS (100.00%)		$110,321,719

(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(b)	A portion or all of the security is owned by GraniteShares BCOM Cayman Limited, a wholly-owned subsidiary of the Fund. See Note 2.
(c)	Includes cash which is being held as collateral for futures contracts.

At September 30, 2023, open futures contracts were as follows:

Description	Number of Contracts	Expiration Date	Contract Type	Notional Amount	Value/Unrealized Appreciation	Value/Unrealized Depreciation
Brent Crude(a)	104	11/30/23	Long	$9,397,440	–	$(480)
Coffee C(a)	54	12/18/23	Long	2,959,538	–	(272,587)
Copper(a)	60	12/27/23	Long	5,606,250	–	(95,450)
Corn(a)	190	12/14/23	Long	4,529,125	–	(158,800)
Cotton No.2(a)	41	12/06/23	Long	1,786,575	106,335	–
Gasoline RBOB(a)	26	10/31/23	Long	2,620,254	–	(146,194)
Gold 100 Oz(a)	90	12/27/23	Long	16,794,899	–	(1,162,640)
KC Hard Red Winter Wheat(a)	48	12/14/23	Long	1,593,000	–	(264,013)
Lean Hogs(a)	61	12/14/23	Long	1,751,310	–	(92,310)
Live Cattle(a)	60	12/29/23	Long	4,510,200	–	(13,640)
LME Lead Nov23(a)	22	11/13/23	Long	1,192,400	19,481	–
LME Nickel Nov23(a)	20	11/13/23	Long	2,229,720	–	(249,411)
LME Primary Aluminum(a)	90	11/13/23	Long	5,279,625	325,025	–
LME Zinc Nov23(a)	48	11/13/23	Long	3,179,100	230,831	–
Low Sulphur Gasoil(a)	37	11/10/23	Long	3,575,125	352,175	–
Natural Gas(a)	264	10/27/23	Long	7,732,560	–	(989,160)
NY Harbor ULSD(a)	19	10/31/23	Long	2,633,879	213,062	–
Silver(a)	43	12/27/23	Long	4,826,750	–	(184,805)
Soybean(a)	88	11/14/23	Long	5,610,000	193,775	–
Soybean Meal(a)	83	12/14/23	Long	3,163,960	58,420	–
Soybean Oil(a)	97	12/14/23	Long	3,249,306	159,066	–
Sugar #11(a)	136	02/29/24	Long	4,033,434	–	(61,454)
Wheat(a)	85	12/14/23	Long	2,301,375	–	(514,263)
WTI Crude(a)	119	10/20/23	Long	10,804,010	1,048,721	–
Total Futures Contracts					$2,706,891	$(4,205,207)
Net Unrealized Depreciation					$-	$(1,498,316)

Description	Number of Contracts	Expiration Date	Contract Type	Notional Amount	Value/Unrealized Appreciation	Value/Unrealized Depreciation
LME Lead Nov23(a)	(3)	11/13/23	Short	$(162,600)	$–	$(2,394)
LME Nickel Nov23(a)	(1)	11/13/23	Short	(111,486)	10,056	–
LME Primary Aluminum(a)	(9)	11/13/23	Short	(527,963)	–	(31,472)
LME Zinc Nov23(a)	(5)	11/13/23	Short	(331,156)	–	(20,400)
Total Futures Contracts					$10,056	$(54,266)
Net Unrealized Depreciation					$-	$(44,210)

(a)	A portion or all of the security is owned by GraniteShares BCOM Cayman Limited, a wholly-owned subsidiary of the Fund. See Note 1.

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
United States Treasury Obligations	$79,779,872	$–	$–	$79,779,872
Total	$79,779,872	$–	$–	$79,779,872

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts	$2,716,947	$–	$–	$2,716,947
Liabilities
Futures Contracts	$(4,259,473)	$–	$–	$(4,259,473)
Total	$(1,542,526)	$–	$–	$(1,542,526)